Exhibit 99.2

EXECUTION COPY

GENAERA CORPORATION

(a Delaware corporation)

2,050,000 Shares of Common Stock

(Par Value $.002 Per Share)

PLACEMENT AGENCY AGREEMENT

November 11, 2003

Fortis Securities Inc.

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

Genaera Corporation, a Delaware corporation (the “Company”), confirms its agreement with Fortis Securities Inc. (“Fortis” or the “Placement Agent”), for Fortis to act as placement agent for the Company with respect to the issue and sale by the Company to the buyers identified by Fortis (the “Fortis Buyers”) and buyers other than those identified by Fortis (“the Company Buyers and, collectively with the Fortis Buyers the “Buyers”) of up to 2,050,000 shares of common stock of the Company, par value $.002 per share (the “Securities”).

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-73798), which was declared effective on December 7, 2001 (the “Effective Date”), covering the registration of, among other things, the Securities under the Securities Act of 1933, as amended (the “1933 Act”) and including the related preliminary prospectus. Promptly after execution and delivery of this Placement Agency Agreement (the “Agreement” or “Placement Agency Agreement”), the Company will prepare and file with the Commission a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”) pursuant to Rule 424(b) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”). The registration statement, as amended to the date of this Agreement and including the exhibits thereto, schedules, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time that it became effective, is herein called the “Registration Statement.” The prospectus included in the Registration Statement on the Effective Date is herein called the “Base Prospectus.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The Base Prospectus and the Prospectus Supplement, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are herein called, collectively, the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the “1934 Act”) which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

SECTION 1. Agreement to Act as Placement Agent; Placement of Securities. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a) The Company hereby authorizes Fortis to act as its agent to solicit offers for the purchase of all or part of the Securities from the Company in connection with the proposed offering of the Securities (the “Offering”).

(b) Under no circumstances will the Placement Agent be obligated to purchase any Securities for its own account and, in soliciting purchases of Securities, the Placement Agent shall act solely as the Company’s agent and not as principal.

(c) Subject to the provisions of this Section 1, offers for the purchase of Securities may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer, in whole or in part in its sole and absolute discretion.

(d) The purchases of the Securities by the Buyers shall be evidenced by email confirmations provided by the Buyers addressed to the Company.

(e) No Securities which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Buyer thereof against payment by such Buyer.

SECTION 2. Representations and Warranties.

(a) Representations and Warranties by the Company. The Company represents and warrants to Fortis as of the date hereof and agrees with Fortis, as follows:

(i) Compliance with Registration Requirements. The Company met the requirements for use of Form S-3 under the 1933 Act at the time the Registration Statement was filed and at the time the most recent Form 10-K was filed. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (as defined herein), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, will not contain as of the date of the Prospectus Supplement and the Closing Time any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by Fortis specifically for use in the Registration Statement or Prospectus. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date of this Agreement and prior to the Closing Time which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.

The prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied as to form when so filed in all material respects with the 1933 Act Regulations and the Base Prospectus delivered to Fortis for use in connection with this offering was identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted or required by Regulation S-T.

(ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied (in the case of previously filed documents) and will comply (in the case of documents to be filed) in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, as of the date of the Prospectus and at the Closing Time (in each case taking into account such documents as were filed as of such times or dates), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments); said financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements). The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

(iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) except as otherwise disclosed in the Company’s filings with the Commission, there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(v) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The Company has no subsidiaries.

(vi) Capitalization. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(vii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(viii) Authorization of Securities. The Securities have been duly authorized for issuance and sale to the Buyers and, when issued and delivered by the Company against payment of the consideration set forth on the cover of the Prospectus, will be validly issued, fully paid and non-assessable; the Securities conform to all statements relating thereto contained in the Prospectus; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

(ix) Absence of Defaults and Conflicts. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities to the Buyers) and compliance by the Company with its obligations hereunder and in connection with the offering, issuance and sale of the Securities to the Buyers do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or permit the holders of any debt to require the repurchase or redemption of any such debt pursuant to, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, agreements to which the Company is a party (except for such conflicts, breaches, defaults, liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its assets, properties or operations.

(x) Absence of Proceedings. Except as otherwise disclosed in the Company’s public filings with the Commission, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, which is required to be disclosed in the Registration Statement and the Prospectus (other than as disclosed therein), or which might result in a Material Adverse Effect, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

(xi) Completeness of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto (other than this Agreement which will be filed as an exhibit to a Form 8-K in accordance with applicable law) which have not been so described and filed as required.

(xii) Possession of Intellectual Property. The Company owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by it (other than Intellectual Property generally available on commercial terms from other sources), and the Company has not received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xiii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities to the Buyers, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

(xiv) Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xv) Disclosure Controls. The Company employs disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate to allow timely decisions regarding disclosure.

(xvi) NASD Matters. With respect to the compensation to be paid to the Placement Agent under this Agreement, such compensation arrangements are exempt from the filing requirements of NASD Rule 2710 (b)(7)(C)(i).

(b) Officer’s Certificates. Any certificate signed by any officer of the Company delivered to Fortis or to counsel for Fortis in connection with the Offering shall be deemed a representation and warranty by the Company to Fortis as to the matters covered thereby.

SECTION 3. Placement Agent Fees.

(a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to pay Fortis a fee (the “Fee”), based upon the aggregate amount of Securities sold to the Buyers, as calculated in accordance with the provisions of this Section for its services pursuant to this Agreement. The Fee will be as set forth in Schedule A hereto.

(b) On the date the Buyers purchase the Securities from the Company in accordance with this Agreement (the “Closing Time”), the Company shall pay the Fee to the Placement Agent in cash by wire transfer of immediately available funds to a bank account designated by the Placement Agent immediately following the Company’s receipt of the purchase price of the Securities from the Buyers.

(c) The time and date of closing and delivery of the documents required to be delivered to the Placement Agent pursuant to Section 6 hereof shall be at 10:00 A.M., New York time, on November 13, 2003 or as soon as practicable thereafter (the “Closing Date”) at the offices of Dechert LLP, counsel to the Company, at 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19013.

SECTION 4. Covenants of the Company. The Company covenants with Fortis as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 4(b), will promptly notify Fortis during the period when a prospectus is required to be delivered under the 1933 Act, (i) when any post-effective amendment to the Registration Statement or any Rule 462(b) Registration Statement shall become effective or any supplement to the Prospectus, or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any Rule 462(b) Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will timely effect the filings necessary pursuant to Rule 424(b) and, if applicable, will take such steps as it deems necessary to ascertain promptly whether the form of prospectus supplement transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus supplement. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to make every reasonable effort to obtain the lifting thereof at the earliest possible moment.

(b) Filing of Amendments. The Company will give Fortis notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), or any amendment, supplement or revision to either the Base Prospectus or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish Fortis with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Fortis shall reasonably and timely object unless otherwise required by applicable law in the reasonable opinion of the Company.

(c) Delivery of Registration Statements. Upon the request of Fortis, the Company will deliver to Fortis and counsel for Fortis, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to Fortis will be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted or required by Regulation S-T.

(d) Delivery of Prospectuses. The Company will furnish to Fortis, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as Fortis may reasonably request. The Prospectus and any amendments or supplements thereto furnished to Fortis will be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted or required by Regulation S-T.

(e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the judgment of the Company after consultation with Fortis, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 4(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to Fortis such number of copies of such amendment or supplement as Fortis may reasonably request.

(f) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders an earnings statement (which need not be audited) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11 (a) of the 1933 Act.

(g) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(h) Listing. The Company will use its best efforts to effect the listing of the Securities on the Nasdaq SmallCap Market.

(i) Restriction on Sale of Securities. During a period of 60 days from the date of the Prospectus Supplement, the Company will not, without the prior written consent of Fortis, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the Company’s sale of the Securities hereunder, (ii) the issuance of shares or options to purchase shares pursuant to stock option plans, currently outstanding options, warrants or rights, in each case in connection with customary compensation arrangements, (iii) securities issued to a collaborative partner of the Company solely in connection with a corporate partnering transaction; or (iv) in connection with a sale of the Company (a “sale of the Company” shall mean any transaction or series of related transactions involving: (a) any merger, consolidation or other similar transaction (x) in which a person or “group” (as defined in the 1934 Act and the rules promulgated thereunder) of persons acquires beneficial or record ownership of securities representing more than 50% of the outstanding common stock of the

Company or (ii) in which the Company issues securities representing more than 50% of the outstanding common stock of the Company; or (b) any sale or disposition of more than 50% of the assets of the Company).

(j) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(k) No Manipulation of Market for Securities. Except for the authorization of actions permitted to be taken by the Placement Agent as contemplated herein or in the Prospectus, the Company will not take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the offering made by the Prospectus Supplement.

SECTION 5. Payment of Expenses.

(a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to Fortis of this Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Buyers, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Buyers, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the printing and delivery to Fortis of copies of the Prospectus and any amendments or supplements thereto and (vi) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq SmallCap Market.

(b) Placement Agent Expenses. Provided Fortis is not in breach of this Agreement, the Company shall reimburse Fortis for all of their reasonable and accountable out-of-pocket expenses, including the reasonable fees and actual out-of-pocket expenses of counsel for Fortis in connection with this Agreement or the offering contemplated hereunder.

SECTION 6. Conditions of Placement Agent’s Obligations. The obligations of Fortis hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 2 hereof or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective not later than 5:30P.M. on the date hereof and at Closing Time no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Fortis.

(b) Opinion of Counsel for Company. At Closing Time, Fortis shall have received the opinion and letter, dated as of Closing Time, of Dechert LLP, counsel for the Company, in form and substance reasonably satisfactory to Fortis, to the effect set forth in Schedule B hereto.

(c) Officers’ Certificate. Fortis shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties in Section 2(a) hereof are true and correct in all material respects with respect to those representations and warranties not qualified as to materiality and in all respects as to those representations qualified as to materiality with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) to the knowledge of such officers, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

(d) Secretary’s Certificate. At Closing Time, Fortis shall have received a certificate of the Secretary of the Company in a customary form.

(e) Accountant’s Comfort Letter. At Closing Time, Fortis shall have received from KPMG LLP a letter dated such date, in form and substance reasonably satisfactory to Fortis, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f) Approval of Listing. At Closing Time, the Securities shall have been duly listed for quotation in the Nasdaq SmallCap Market, subject only to official notice of issuance.

(g) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled (through no fault or failure of Fortis) when and as required to be fulfilled, this Agreement may be terminated by Fortis by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 5 and except that Sections 7, 8 and 14 shall survive any such termination and remain in full force and effect.

(h) Lock-up Agreements. At the date of this Agreement, Fortis shall have received an agreement substantially in the form of Schedule C hereto signed by the directors and officers of the Company listed on Schedule D hereto.

SECTION 7. Indemnification.

(a) Indemnification of Placement Agent. The Company agrees to indemnify and hold harmless Fortis and each person, if any, who controls Fortis within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Fortis), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under

(i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by Fortis specifically for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of Company, Directors and Officers. Fortis agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by Fortis expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Fortis, and shall be reasonably satisfactory to the Company, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company, and shall be reasonably satisfactory to Fortis. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and Fortis on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and Fortis on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and Fortis on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Fee received by Fortis.

The relative fault of the Company on the one hand and Fortis on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by Fortis and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and Fortis agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, Fortis shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities placed by it and distributed to the public were offered to the public exceeds the amount of any damages which Fortis has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls Fortis within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as Fortis, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party in law or in equity.

SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Fortis or a controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Buyers.

SECTION 10. Termination of Agreement.

(a) Termination; General. Fortis may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement, any Material Adverse Effect or (ii) if there has occurred any material adverse change in the financial markets in the United States or European financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Fortis, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq SmallCap Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market or the Nasdaq SmallCap Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5 hereof (except that if this Agreement is terminated pursuant to this Section 10, the Company is only liable for such expenses and fees of Fortis in an aggregate amount not to exceed $75,000), and provided further that Sections 7, 8 and 14 shall survive such termination and remain in full force and effect.

SECTION 11. Tax Disclosure. Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Fortis Securities Inc., shall be directed to Fortis Securities Inc., 520 Madison Avenue, New York, New York 10022, attention of Doug Kleinberg, with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, attention of Valerie Jacob and Stuart Gelfond; and notices to the Company shall be directed to it at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462, attention of John A. Skolas, with a copy to Dechert LLP, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103, attention of James A. Lebovitz.

SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon Fortis and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than Fortis and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of Fortis and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from Fortis shall be deemed to be a successor by reason merely of such purchase.

SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PROVISIONS THEREOF. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 15. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 16. Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporary oral agreement, understandings and negotiations with respect to the subject matter hereof. This Agreement may be modified or waived, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and Fortis.

SECTION 17. Invalidity or Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision of hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between Fortis and the Company in accordance with its terms.

Very truly yours,

GENAERA CORPORATION

By:	/S/ ROY CLIFFORD LEVITT, M.D.

Name: Roy Clifford Levitt, M.D.
Title: President and Chief Executive Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:

FORTIS SECURITIES INC.

By:	/S/ DOUGLAS KLEINBERG

Authorized Signatory

SCHEDULE A

The Fee will be equal to 5.75% of the purchase price of all Securities sold to the Buyers pursuant to this Agreement, other than for Securities sold to Company Buyers for which the Fee will be 2.00%.

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SCHEDULE B

FORM OF OPINION AND LETTER OF COMPANY’S COUNSEL TO BE

DELIVERED PURSUANT TO SECTION 6(b)

(i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Placement Agency Agreement.

(iii) The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of any statutory or, to the best of our knowledge based upon a certificate of an officer of the Company and a review of contracts filed as exhibits to the Company’s filings with the Commission, contractual preemptive or other similar rights of any securityholder of the Company.

(iv) The Securities have been duly authorized and, when issued and delivered by the Company pursuant to the Placement Agency Agreement against payment of the consideration set forth on the cover of the Prospectus, will be validly issued, fully paid and non-assessable.

(v) The issuance of the Securities is not subject to any statutory preemptive right or, to the best of our knowledge based upon a certificate of an officer of the Company and a review of contracts filed as exhibits to the Company’s filings with the Commission, other similar rights of any securityholder of the Company.

(vi) The Placement Agency Agreement has been duly authorized, executed and delivered by the Company.

(vii) To our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

(viii) The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, as the case may be, excluding the documents incorporated by reference therein, as of their respective effective or issue dates, as the case may be (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express

B – 1

no opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(ix) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, that is required to be disclosed in the Prospectus and is not disclosed therein.

(x) The information in the Prospectus under the heading “Description of Common Stock and Preferred Stock”, to the extent it constitutes matters of law, summaries of legal matters, the Company’s charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and presents a fair summary in all material respects.

(xi) All descriptions in the Registration Statement and the Prospectus of contracts and other documents to which the Company is a party are accurate in all material respects; and to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

(xii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any domestic court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Placement Agency Agreement or for the offering, issuance, sale or delivery of the Securities.

(xiii) The execution, delivery and performance of the Placement Agency Agreement and the consummation of the transactions contemplated therein and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities to the Buyers) and compliance by the Company with its obligations under the Placement Agency Agreement and in connection with the offering, issuance and sale of the Securities to the Buyers do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or permit the holders of any debt to require the repurchase or redemption of any such debt pursuant to, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, agreements to which the Company is a party (except for such conflicts, breaches, defaults, liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result

B – 2

in any violation of the provisions of the charter or by-laws of the Company, or any material violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its assets, properties or operations.

Counsel may limit its opinion to the federal laws of the United States, the laws of the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware. In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on the representations of the Company in this Agreement and certificates of officers of the Company and public officials.

B – 3

In the course of preparation by the Company of the Registration Statement and the Prospectus, we have participated in conferences with officers of the Company, representatives of the independent accountants, other representatives of the Company and representatives of Fortis and their counsel during which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we have not independently verified and are not passing upon, and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as set forth in clause (x) of our opinion), no facts have come to our attention that have caused us to believe that any part of the Registration Statement (other than the financial statements, supporting schedules, footnotes and other financial data and statistical data derived from financial data included therein, as to which we express no view), as of its effective date or as of today, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements, supporting schedules, footnotes and other financial data and statistical data derived from financial data included therein, as to which we express no view), as of the date of the Prospectus or as of today, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

B – 4

SCHEDULE C

[Form of lock-up agreement pursuant to Section 6(h)]

                                    , 2003

Fortis Securities Inc.

520 Madison Avenue

New York, NY 10022

Ladies and Gentlemen:

The undersigned understands that you, as Placement Agent, proposes to enter into a Placement Agency Agreement (the “Placement Agency Agreement”) with Genaera Corporation, a Delaware corporation (the “Company”), providing for the offering (the “Offering”) of up to 2,050,000 shares (the “Securities”) of common stock of the Company, par value $.002 per share (“Common Stock”).

In consideration of the foregoing, and in order to induce you to act as the Placement Agent in the offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Fortis Securities Inc., the undersigned will not, during the period beginning on the date of the Prospectus Supplement relating to the Offering of the Securities and ending on the date 60 days after the date of such Prospectus Supplement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. Notwithstanding anything contained herein to the contrary, the undersigned is expressly permitted to transfer or sell during above-mentioned 60 day period up to 250,000 shares of Common Stock or securities convertible or exercisable or exchangeable for such number of shares of Common Stock less the number of shares of Common Stock and securities convertible into or exercisable or exchangeable for such shares of Common Stock transferred during such period by the directors and officers of the Company listed on Schedule D to the Placement Agency Agreement. The undersigned agrees to notify the Company prior to making any such transfer.

C – 1

Very truly yours,

[NAME]

By:

Name:
Title:

Accepted as of the date
First set forth above:

FORTIS SECURITIES INC.

By:

Name:
Title:

C – 2

SCHEDULE D

Roy C. Levitt, M.D.

Kenneth J. Holroyd, M.D.

John L. Armstrong, Jr.

Angeline K. Shashlo

John A. Skolas

R. Frank Ecock

Zola P. Horovitz, Ph.D.

Robert F. Shapiro

James B. Wyngaarden, M.D.

D – 1